EXHIBIT 10.11

ADJUSTMENT OF OUTSTANDING SITE CENTERS CORP. EQUITY AWARDS

(CURBLINE SPINOFF – CURB EMPLOYEES)

October 30, 2024

(for adjustments deemed effective as of October 1, 2024)

Introduction

Effective October 1, 2024, SITE Centers Corp. (“SITC”) effectuated a spin-off of Curbline Properties Corp. (“CURB”), which resulted in the distribution of 100% of SITC’s interest in CURB to holders of SITC common shares, par value $0.10 per share (“SITC Common Shares” and such spin-off, the “Spin-Off”). CURB is now a publicly traded company. For more information about the Spin-Off, please refer to the information statement included as Exhibit 99.1 to the Registration Statement on Form 10, which was publicly filed by CURB with the U.S. Securities and Exchange Commission on September 3, 2024 (the “Information Statement”), as well as the Employee Matters Agreement by and between SITC and CURB that is an exhibit to such Registration Statement (the “Employee Matters Agreement”). The Registration Statement is available online at https://www.sec.gov/Archives/edgar/data/2027317/000119312524212125/d17677d1012b.htm.

This notice (“Notice”) describes the adjustment of outstanding SITC time-based restricted share unit, performance-based restricted share unit, and stock option awards, to the extent you held each (or any) of such awards immediately prior to the Spin-Off, all as now reflected in your account on the Fidelity NetBenefits website, as accessed through CURB’s intranet.

CURB Adjusted RSU Awards

As a result of the Spin-Off, each time-based restricted share unit award that was outstanding as of immediately prior to the Spin-Off, and granted by SITC to you (if any) (“SITC RSU Award”) pursuant to the terms of the applicable SITC equity incentive plan (“SITC Equity Plan”) and the related grant agreement documentation (the “SITC RSU Agreement”), was equitably adjusted pursuant to its terms into a restricted stock unit award covering CURB common stock, par value $0.01 per share (“CURB Common Stock”), as of the date of, and immediately prior to the effective time of, the Spin-Off as follows (each, a “CURB Adjusted RSU Award”):

•
The number of SITC Common Shares subject to the unvested portion of such SITC RSU Award was adjusted into a number of shares of CURB Common Stock so that the CURB Adjusted RSU Award will retain substantially the same intrinsic value (subject to particular rounding treatment) immediately after the Spin-Off that such SITC RSU Award had immediately prior to the Spin-Off (the “Adjusted RSU Number”). The Adjusted RSU Number was determined by multiplying the SITC RSU Award by a fraction, the numerator of which was the closing price of a SITC Common Share on the last trading day before the Spin-Off, and the denominator of which was the average of the daily volume-weighted average price of a share of CURB Common Stock on October 1, 2024 and each of the nine trading days immediately thereafter (the “SITC to CURB Conversion Ratio”); and
•
For any portion of such SITC RSU Award that remained unvested, the number of shares of CURB Common Stock subject to such Adjusted RSU Number was divided (1) equally by, or (2) only in the case of any such SITC RSU Award without a substantially equal number of units vesting on each date in the original vesting schedule, proportionately (in accordance with the original vesting schedule) based on, the number of vesting dates remaining in the original vesting schedule applicable to such SITC RSU Award, and the resulting number (or numbers, as applicable, in the case of any such proportionate division) is the “Adjusted RSU Per Tranche Amount”. The CURB Adjusted RSU Award will continue to vest in accordance with the original vesting schedule for such SITC RSU Award, provided that each Adjusted RSU Per Tranche Amount (rounded down to the nearest whole share of CURB Common Stock) will vest on each of the applicable vesting dates remaining in the original vesting schedule. However, all fractional portions of all Adjusted RSU Per Tranche Amounts will be aggregated and rounded down to the nearest whole share of CURB Common Stock (such rounded sum, the “Fractional RSU Amount”). The very first Adjusted RSU Per Tranche Amount to vest following the Spin-Off will then be increased by the number of restricted stock units equal to the Fractional RSU Amount. Any remaining fractional unit that would otherwise be settled will be eliminated for no consideration or payment.

Terms of Each CURB Adjusted RSU Award

This adjustment was determined by the Compensation Committee of the Board of Directors of SITC (the “Committee”) under the terms of the SITC Equity Plan. Each SITC RSU Award was originally issued under the terms of the SITC Equity Plan, but each CURB Adjusted RSU Award is issued under the Curbline Properties Corp. 2024 Equity and Incentive Compensation Plan (the “CURB Equity Plan”) as an “Adjusted Award” (as defined in the CURB Equity Plan). There is substantial similarity in terms between the SITC Equity Plan and the CURB Equity Plan, and each CURB Adjusted RSU Award is subject to the terms and conditions of the CURB Equity Plan, including as described below. Accordingly, for purposes of the CURB Equity Plan and each CURB Adjusted RSU Award, the related SITC RSU Agreement and this Notice constitute the Evidence of Award and such documents are collectively referred to herein as a “CURB Adjusted RSU Agreement.”

Generally, each CURB Adjusted RSU Award (and the related CURB Adjusted RSU Agreement) differs from the related SITC RSU Award that it adjusted in that each CURB Adjusted RSU Award (1) represents the right to receive shares of CURB Common Stock upon the satisfaction of the time-based vesting criteria provided for in this Notice, and (2) has been deemed adjusted to the extent necessary to reflect the fact that you provide services to CURB or its subsidiaries or affiliates (and not SITC or its subsidiaries or affiliates) and the issuer of the CURB Common Stock is CURB (and not SITC). For the avoidance of doubt, the transfer of your employment to CURB or its subsidiaries or affiliates in connection with the Spin-Off alone will not constitute a termination of employment with SITC for purposes of the SITC RSU Agreement.

In particular, the CURB Adjusted RSU Award differs from the SITC RSU Award which it adjusted in the following ways:

1.
The SITE RSU Award was converted from a SITC time-based restricted share unit award into a CURB time-based restricted stock unit award covering CURB Common Stock, which means that CURB Adjusted RSU Award represents the right to receive a specified number of shares of CURB Common Stock upon the satisfaction of the original time-based vesting criteria.
2.
Where and as applicable, references to “Restricted Share Units” or “RSUs” (and similar terms) in the SITC RSU Agreement are deemed references to “Restricted Stock Units” or “RSUs” (or similar terms), respectively, and references to SITC Common Shares will be deemed references to shares of CURB Common Stock.
3.
Where and as applicable, references in the SITC RSU Agreement to (a) SITC or its subsidiaries or affiliates (or their policies or administrative entities) are deemed references to CURB or its subsidiaries or affiliates (or their policies or administrative entities), (b) the SITC Equity Plan are deemed references to the CURB Equity Plan, as applicable.
4.
Reference to “Section 11” of the SITC Equity Plan in the SITC RSU Agreement is deemed reference to “Section 12” of the CURB Equity Plan in the CURB Adjusted RSU Agreement.
5.
Any references to the potential deferral of the SITC RSU Award shall be inapplicable with respect to the CURB Adjusted RSU Award.

In addition, the SITC RSU Award is deemed adjusted in all other manners to reflect substantially the adjustment of such SITC RSU Award as described in the Information Statement and the Employee Matters Agreement.

CURB Adjusted PRSU Awards

As a result of the Spin-Off, each performance-based restricted share unit award that was outstanding as of immediately prior to the Spin-Off and granted by SITC to you (if any) (“SITC PRSU Award”) pursuant to the terms of the SITC Equity Plan and the related grant agreement documentation (the “SITC PRSU Agreement”), was equitably adjusted pursuant to its terms into a time-based restricted stock units award covering CURB Common Stock as of the date of, and immediately prior to the effective time of, the Spin-Off as follows (each, a “CURB Replacement RSU Award”):

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The relative achievement of the Management Objectives applicable to such SITC PRSU Award, and thus the number of performance-based restricted share units that were earned under such SITC PRSU Award, was determined to be earned at the greater of actual or 150% of target performance as of the date of the Spin-Off (rather than at the end of the original Performance Period for such SITC PRSU Award); and
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The number of SITC Common Shares subject to such earned portion of such SITC PRSU Award was adjusted into a number of shares of CURB Common Stock by multiplying such earned portion by the SITC to CURB Conversion Ratio to account for the effect of the Spin-Off on the value of SITC Common Shares in a manner intended for such earned portion of such SITC PRSU Award to retain substantially the same intrinsic value (subject to particular rounding treatment) immediately after the Spin-Off that such earned portion of such SITC PRSU Award had immediately prior to the Spin-Off.

Terms of Each CURB Replacement RSU Award

This adjustment was determined by the Committee under the terms of the SITC Equity Plan. Each SITC PRSU Award was originally issued under the terms of the SITC Equity Plan, but each CURB Replacement RSU Award is issued under the CURB Equity Plan as an “Adjusted Award” (as defined in the CURB Equity Plan). There is substantial similarity in terms between the SITC Equity Plan and the CURB Equity Plan, and each CURB Replacement RSU Award is subject to the terms and conditions of the CURB Equity Plan, including as described below. Accordingly, for purposes of the CURB Equity Plan and each CURB Replacement RSU Award, the related SITC PRSU Agreement and this Notice constitute the Evidence of Award and such documents are collectively referred to herein as a “CURB Replacement RSU Agreement.”

Generally, each CURB Replacement RSU Award (and the related CURB Replacement RSU Agreement) differs from the related SITC RSU Award that it adjusted in that each CURB Replacement RSU Award (1) represents the right to receive shares of CURB Common Stock upon the satisfaction of the time-based vesting criteria provided for in this Notice, and (2) has been deemed adjusted to the extent necessary to reflect the fact that you provide services to CURB or its subsidiaries or affiliates (and not SITC or its subsidiaries or affiliates) and the issuer of the CURB Common Stock is CURB (and not SITC). For the avoidance of doubt, the transfer of your employment to CURB or its subsidiaries or affiliates in connection with the Spin-Off alone will not constitute a termination of employment with SITC for purposes of the SITC PRSU Agreement.

In particular, the CURB Replacement RSU Award differs from the SITC PRSU Award which it adjusted in the following ways:

1.
The CURB Replacement RSU Award was converted from a SITC performance-based restricted share unit award into a CURB time-based restricted stock unit award covering the earned SITC Common Shares described above (adjusted into CURB Common Stock), which means that the CURB Replacement RSU Award represents the right to receive such earned CURB Common Stock upon the satisfaction of the time-based vesting criteria described in this Notice, and such CURB Replacement RSU Award is no longer subject to the achievement of the Management Objectives (or related performance-based provisions) to which the SITC PRSU Award was subject.
2.
Where and as applicable, references to “Performance-Based Restricted Share Units” or “PRSUs” (and similar terms) in the SITC PRSU Agreement are deemed references to “Restricted Stock Units” or

“RSUs” (or similar terms), respectively, and references to SITC Common Shares will be deemed references to shares of CURB Common Stock.
3.
Where and as applicable, references in the SITC PRSU Agreement to (a) SITC or its subsidiaries or affiliates (or their policies or administrative entities) are deemed references to CURB or its subsidiaries or affiliates (or their policies or SITC Equity Plan are deemed references to the CURB Equity Plan, as applicable.
4.
Except as provided in Section 7 below, any references to a “Performance Period” or “Management Objectives,” any modification of the number of SITC Common Shares subject to the SITC PRSU Award based on the same (or similar) terms, and the Statement of Management Objectives attached to the SITC PRSU Agreement and any references thereto are deemed no longer applicable, as necessary or desirable, with respect to such CURB Replacement RSU Award, in order to reflect the adjustment of the SITC PRSU Award as described herein. For the avoidance of doubt, any references in the SITC PRSU Agreement regarding the concept of “earning” an award (as distinguished from vesting in an award) will not apply to the CURB Replacement RSU Award after the adjustments as described herein.
5.
Where and as applicable, references or provisions in the SITC PRSU Agreement regarding the crediting and deferred payout of additional SITC Common Shares as dividend equivalents on the SITC PRSU Award are deemed adjusted and administered, effective as of the effective date first written above, to represent references or provisions for the CURB Replacement RSU Award regarding the current payout in cash of dividend equivalents on the CURB Replacement RSU Award.
6.
References to “Section 11” and “Section 15” of the SITC Equity Plan in the SITC PRSU Agreement are deemed references to “Section 12” and “Section 16” of the CURB Equity Plan in the CURB Replacement RSU Agreement.
7.
Your CURB Replacement RSU Award will vest in full on the last day of the “Performance Period” as provided for in the original SITC PRSU Agreement, provided that you remain in the continuous employ of CURB or a subsidiary through such date. Accordingly, any unvested restricted stock units subject to the CURB Replacement RSU Award will be cancelled and forfeited if you terminate employment prior to such date (except as otherwise provided pursuant to Section 4 of your original SITC PRSU Agreement).

In addition, the SITC PRSU Award is deemed adjusted in all other manners to reflect substantially the adjustment of such SITC PRSU Award as described in the Information Statement and the Employee Matters Agreement.

Adjustment of Option Awards

As a result of the Spin-Off, each stock option that was outstanding as of immediately prior to the Spin-Off and granted by SITC to you ( “Option”) pursuant to the terms of the SITC Equity Plan and related grant agreement documentation (the “Option Agreement”), was equitably adjusted pursuant to its terms as of the date of, and immediately prior to the effective time of, the Spin-Off as follows (each, an “Adjusted Option”):

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The exercise price for such Option (which will be settled in SITC Common Shares) was adjusted and the number of SITC Common Shares subject to such Option was adjusted so that the Adjusted Option will retain substantially the same intrinsic value (subject to particular rounding treatment) immediately after the -6- Spin-Off that such Option had immediately prior to the Spin-Off. The number of SITC Common Shares subject to such Adjusted Option was determined by multiplying each Option by a fraction, the numerator of which was the closing price of a SITC Common Share on the last trading day before the Spin-Off, and the denominator of which was the average of the daily volume-weighted average price of a SITC Common Share on October 1, 2024 and each of the nine trading days immediately thereafter (the “Option Adjustment Ratio”). The exercise price of the

Adjusted Option was determined by dividing the applicable pre-Spin-Off exercise price by the Option Adjustment Ratio. Each Option continues to be denominated in SITC Common Shares.

Terms of Each Adjusted Option

These adjustments were determined by the Committee under the terms of the SITC Equity Plan. Each Adjusted Option (1) has been deemed adjusted to the extent necessary to reflect the fact that you provide services to CURB or its subsidiaries or affiliates (and not SITC or its subsidiaries or affiliates) and the issuer of the CURB Common Stock is CURB (and not SITC) (and, for the avoidance of doubt, the transfer of your employment to CURB or its subsidiaries or affiliates in connection with the Spin-Off alone will not constitute a termination of employment with SITC for purposes of the Option Agreement), and (2) except as provided herein, continues to be governed by (A) the Option Agreement that covers such Option (implementing the changes as described in the bullet point above and this paragraph), and (B) the SITC Equity Plan under which such Option was granted (with such Option deemed adjusted in all other manners to reflect substantially the adjustment of such Option as described in the Information Statement and the Employee Matters Agreement).